July 29, 2005

Duncan-Hurst Aggressive Growth Fund
A series of Professionally Managed Portfolios
Supplement to
Prospectus and Statement of Additional Information
Each dated July 29, 2005

Please note that effective July 29, 2005, the Fund will be closed to new purchases, including new shares purchased by existing shareholders and all reinvestments. Fund shareholders will be provided with additional information in a separate communication.

Your Fund operations will not be affected in any way.

Please retain this Supplement with the Prospectus.
The date of this Supplement is July 29, 2005